AXP(SM)
                                                                      Discovery
                                                                           Fund

                                                         2000 SEMIANNUAL REPORT

American
  Express(R)
Funds

(icon of) ruler



AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

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Your Piece of  the Future

Glance through current business magazines and newspaper articles on the fastest-growing companies in America and you'll find many of the stocks that AXP Discovery Fund owns. The Fund seeks small- to medium-size firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.

CONTENTS
From the Chairman                                        3
From the Portfolio Manager                               3
Fund Facts                                               5
10 Largest Holdings                                      6
Financial Statements                                     7
Notes to Financial Statements                           10
Investments in Securities                               19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
We are in an extraordinary period for investing in financial assets, with many stocks at their all-time highs. Looking at year 2000, American Express Financial Corporation, the Fund's investment manager, expects the economy to continue to grow and long-term interest rates to rise only slightly. This is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment adviser who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,



Arne H. Carlson


(picture of) Kurt Winters
Kurt Winters
Portfolio manager


From the Portfolio Manager
The smaller stocks that AXP Discovery Fund emphasizes remained out of favor during the past six months, resulting in a loss (excluding the sales charge) of 4.09% for the Fund's Class A shares over the first half of the fiscal year -- August 1999 through January 2000. (In December 1999 the Fund distributed to shareholders a capital gain, which reduced the net asset value by the same amount at that time.)

The period got off to a rocky start, as the stock market struggled against higher interest rates, the possibility of rising inflation and concerns regarding the potential impact of the Y2K computer bug. Small- and mid-cap stocks, which comprise the Fund's portfolio, fared poorly, as investors concluded that they would be most vulnerable in a negative investment environment. By the time August was over, the Fund was already down close to 7%.

A REBOUND BEGINS
The situation improved somewhat in the following few months, as investors, encouraged by reports of still-tame inflation and generally good corporate profits, steadily moved back into stocks. In general, though, aside from some high-flying technology issues, they continued to shy away from most smaller stocks. After experiencing a slight loss in September, the Fund recorded three straight months of improving performance, which culminated in a gain of 5% in December that put it back into positive territory for the period as a whole. Renewed fear of inflation ended the rally in early January, however, and a subsequent retreat by the market resulted in the Fund giving back its gain by the end of the month.

Looking at the Fund's holdings, technology-related stocks, which made up a substantial area of investment, provided the strongest overall performance, particularly during the run-up in the fourth quarter of 1999. The consumer group, which includes health care, retailing and food, comprised the largest area of investment. On the whole, it generated mixed results, with retailing coming out best. Among other sectors, energy-related stocks were positive, while financial services holdings were negative performers.

Taking a broader view of the period, it was encouraging to see small- and mid-cap stocks rebound after taking a back seat to big-cap stocks in recent years. On the other hand, the Fund's non-momentum orientation continued to find comparatively little favor in the market, which remained driven largely by technology-related growth stocks, regardless of their often-sky-high price levels. We saw some erosion within that group early in 2000, and should that continue, the more reasonably priced stocks this Fund owns might attract greater interest from investors over the second half of the fiscal year.



Kurt Winters

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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2000                                                    $10.30
July 31, 1999                                                    $11.04
Decrease                                                         $ 0.74

Distributions -- Aug. 1, 1999 - Jan. 31, 2000
From income                                                      $ 0.01
From capital gains                                               $ 0.27
Total distributions                                              $ 0.28
Total return*                                                    -4.09%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2000                                                    $ 9.89
July 31, 1999                                                    $10.65
Decrease                                                         $ 0.76

Distributions -- Aug. 1, 1999 - Jan 31, 2000
From income                                                      $ 0.01
From capital gains                                               $ 0.27
Total distributions                                              $ 0.28
Total return*                                                    -4.49%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 2000                                                    $10.34
July 31, 1999                                                    $11.07
Decrease                                                         $ 0.73

Distributions -- Aug. 1, 1999 - Jan. 31, 2000
From income                                                      $ 0.01
From capital gains                                               $ 0.27
Total distributions                                              $ 0.28
Total return*                                                    -3.99%**

 *Returns do not include sales load,the prospectus discusses the effect of sales charges, if any, on the various classes.

**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                        Percent                 Value
                                    (of net assets)     (as of Jan. 31, 2000)
Metris Companies                          5.28%             $42,118,750
Pentair                                   4.10               32,662,500
Linens `N Things                          4.06               32,381,250
U.S. Foodservice                          3.97               31,609,375
Concentric Network                        3.72               29,662,499
Jacobs Engineering Group                  3.70               29,500,000
Finova Group                              3.65               29,081,250
Gentex                                    3.39               27,000,000
Dura Automotive Systems Cl A              3.36               26,800,000
Roper Inds                                2.95               23,493,750

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart
                    The 10 holdings listed here  make up 38.18% of net assets

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

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund, Inc.

Jan. 31, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1):
    Investments in securities of unaffiliated issuers (identified cost $743,658,210)                      $763,249,311
    Investments in securities of affiliated issuers (identified cost $50,390,072)                           28,161,438
                                                                                                            ----------
Total investments in securities (identified cost $794,048,282)                                             791,410,749
Cash in bank on demand deposit                                                                                 274,959
Dividends and accrued interest receivable                                                                      246,750
Receivable for investment securities sold                                                                   36,060,912
                                                                                                            ----------
Total assets                                                                                               827,993,370
                                                                                                           -----------

Liabilities
Payable for investment securities purchased                                                                 17,792,423
Payable upon return of securities loaned (Note 6)                                                            9,348,000
Accrued investment management services fee                                                                      41,363
Accrued distribution fee                                                                                        23,143
Accrued service fee                                                                                                671
Accrued transfer agency fee                                                                                      4,682
Accrued administrative services fee                                                                              3,664
Option contracts written, at value (premium received $4,162,240) (Note 5)                                    3,811,719
Other accrued expenses                                                                                          58,324
                                                                                                                ------
Total liabilities                                                                                           31,083,989
                                                                                                            ----------
Net assets applicable to outstanding capital stock                                                        $796,909,381
                                                                                                          ============

Represented by
Capital stock-- $.01 par value (Note 1)                                                                   $    778,131
Additional paid-in capital                                                                                 758,094,352
Net operating loss                                                                                          (2,545,084)
Accumulated net realized gain (loss)                                                                        42,868,994
Unrealized appreciation (depreciation) on investments                                                       (2,287,012)
                                                                                                            ----------
Total-- representing net assets applicable to outstanding capital stock                                   $796,909,381
                                                                                                          ============
Net assets applicable to outstanding shares:                      Class A                                 $593,721,145
                                                                  Class B                                 $123,788,246
                                                                  Class Y                                 $ 79,399,990
Net asset value per share of outstanding capital stock:           Class A shares        57,624,274        $      10.30
                                                                  Class B shares        12,510,746        $       9.89
                                                                  Class Y shares         7,678,084        $      10.34

See accompanying notes to financial statements.

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

Statement of operations
AXP Discovery Fund, Inc.

Six months ended Jan. 31, 2000 (Unaudited)


Investment income
Income:
Dividends                                                                                                  $ 1,158,316
Interest                                                                                                     1,464,819
                                                                                                             ---------
Total income                                                                                                 2,623,135
                                                                                                             ---------
Expenses (Note 2):
Investment management services fee                                                                           2,324,088
Distribution fee
    Class A                                                                                                    853,753
    Class B                                                                                                    704,005
Transfer agency fee                                                                                            842,759
Incremental transfer agency fee
    Class A                                                                                                     67,418
    Class B                                                                                                     28,440
Service fee - Class Y                                                                                           40,872
Administrative services fees and expenses                                                                      231,660
Compensation of board members                                                                                    4,955
Custodian fees                                                                                                  59,485
Registration fees                                                                                               16,441
Audit fees                                                                                                      13,000
Other                                                                                                           10,854
                                                                                                                ------
Total expenses                                                                                               5,197,730
    Earnings credits on cash balances (Note 2)                                                                 (29,511)
                                                                                                               -------
Total net expenses                                                                                           5,168,219
                                                                                                             ---------
Investment income (loss) -- net                                                                             (2,545,084)
                                                                                                            ----------

Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (including loss of $22,738,992 on sale of affiliated issuers) (Note 3)            75,160,018
    Closed short positions in securities (Note 1)                                                            1,625,209
    Options contracts written (Note 5)                                                                     (12,739,077)
                                                                                                           -----------
Net realized gain (loss) on investments                                                                     64,046,150
Net change in unrealized appreciation (depreciation) on investments                                       (101,831,616)
                                                                                                          ------------
Net gain (loss) on investments                                                                             (37,785,466)
                                                                                                           -----------
Net increase (decrease) in net assets resulting from operations                                           $(40,330,550)
                                                                                                          ============

See accompanying notes to financial statements.


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

Statements of changes in net assets
AXP Discovery Fund, Inc.

                                                                                  Jan. 31, 2000           July 31, 1999
                                                                                 Six months ended           Year ended
                                                                                   (Unaudited)

Operations and distributions
Investment income (loss)-- net                                                   $  (2,545,084)          $  (6,518,937)
Net realized gain (loss) on investments                                             64,046,150              13,874,653
Net change in unrealized appreciation (depreciation) on investments               (101,831,616)             45,009,332
                                                                                  ------------              ----------
Net increase (decrease) in net assets resulting from operations                    (40,330,550)             52,365,048
                                                                                   -----------              ----------
Distributions to shareholders from:
    Net realized gain
        Class A                                                                    (17,081,244)            (53,427,444)
        Class B                                                                     (3,709,732)            (10,037,586)
        Class Y                                                                     (2,147,477)             (5,283,632)
                                                                                    ----------              ----------
Total distributions                                                                (22,938,453)            (68,748,662)
                                                                                   -----------             -----------

Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                         50,604,527             182,733,509
    Class B shares                                                                  11,263,866              49,854,048
    Class Y shares                                                                  15,095,597              31,184,523
Reinvestment of distributions at net asset value
    Class A shares                                                                  16,588,498              51,755,172
    Class B shares                                                                   3,676,514               9,962,479
    Class Y shares                                                                   2,147,477               5,283,632
Payments for redemptions
    Class A shares                                                                (183,772,244)           (326,907,949)
    Class B shares (Note 2)                                                        (33,835,620)            (46,132,915)
    Class Y shares                                                                 (15,846,072)            (35,370,199)
                                                                                   -----------             -----------
Increase (decrease) in net assets from capital share transactions                 (134,077,457)            (77,637,700)
                                                                                  ------------             -----------
Total increase (decrease) in net assets                                           (197,346,460)            (94,021,314)
Net assets at beginning of period                                                  994,255,841           1,088,277,155
                                                                                   -----------           -------------
Net assets at end of period                                                      $ 796,909,381          $  994,255,841
                                                                                 =============          ==============

See accompanying notes to financial statements.


Notes to Financial Statements

AXP Discovery Fund, Inc.
(Unaudited as to Jan. 31, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small- and medium-size growth companies.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on a comparsion of the performance of Class A shares of AXP Discovery Fund, Inc. to the Lipper Small-Cap Core Index. The maximum adjustment is 0.12% of the Fund's average daily net assets on an annual basis. The adjustment decreased the fee by $424,060 for the six months ended Jan. 31, 2000.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $424,627 for Class A and $104,471 for Class B for the six months ended Jan. 31, 2000.

During the six months ended Jan. 31, 2000, the Fund's custodian and transfer agency fees were reduced by $29,511 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $918,480,980 and $1,019,343,626, respectively, for the six months ended Jan 31, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $267,113 for the six months ended Jan. 31, 2000.
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

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Six months ended Jan. 31, 2000
                                        Class A                    Class B                 Class Y
Sold                                    4,831,150                 1,117,782               1,433,851
Issued for reinvested distributions     1,623,096                   374,708                 209,715
Redeemed                              (17,470,762)               (3,346,262)             (1,507,080)
                                      -----------                ----------              ----------
Net increase (decrease)               (11,016,516)               (1,853,772)                136,486

                                                         Year ended July 31, 1999
                                        Class A                    Class B                 Class Y
Sold                                   17,647,982                 4,967,862               2,993,231
Issued for reinvested distributions     4,961,664                   985,046                 505,514
Redeemed                              (31,236,474)               (4,547,905)             (3,381,684)
                                      -----------                ----------              ----------
Net increase (decrease)                (8,626,828)                1,405,003                 117,061


5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                          Six months ended Jan. 31, 2000
                                     Puts                                Calls
                          Contracts         Premium          Contracts           Premium
 Balance July 31, 1999     1,000           $ 215,742           13,250         $ 4,403,052
 Opened                    5,750           1,148,989          148,669          49,425,471
 Closed                   (6,750)         (1,364,731)         (94,108)        (33,218,660)
 Exercised                    --                  --          (40,749)        (12,073,929)
 Expired                      --                  --          (17,812)         (4,373,694)
                          ------            --------          -------          ----------
 Balance Jan. 31, 2000        --                  --            9,250          $4,162,240

 See "Summary of significant accounting policies."


6. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 2000,  securities  valued at $8,251,393  were on loan to brokers.
For collateral, the Fund received $9,348,000 in cash. Income from securities lending amounted to $295,455 for the six months ended Jan. 31, 2000. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended
Jan. 31, 2000.

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended July 31,

Per share income and capital changesa

                                                                              Class A

                                                      2000b        1999          1998            1997          1996

Net asset value, beginning of period                 $11.04       $11.18        $13.02          $10.73        $13.16

Income from investment operations:

Net investment income (loss)                           (.03)        (.06)         (.04)           (.04)          .06

Net gains (losses) (both realized and unrealized)      (.43)         .63          (.24)           3.95           .34

Total from investment operations                       (.46)         .57          (.28)           3.91           .40

Less distributions:

Dividends from net investment income                     --           --            --            (.03)         (.09)

Distributions from realized gains                      (.28)        (.71)        (1.56)          (1.59)        (2.74)

Total distributions                                    (.28)        (.71)        (1.56)          (1.62)        (2.83)

Net asset value, end of period                       $10.30       $11.04        $11.18          $13.02        $10.73


Ratios/supplemental data

Net assets, end of period (in millions)                $594         $758          $864            $904          $683

Ratio of expenses to average daily net assetsd        1.04%c       1.05%         1.03%           1.13%         1.00%

Ratio of net investment income (loss) to
average daily net assets                              (.46%)c      (.54%)        (.30%)          (.32%)         .46%

Portfolio turnover rate
(excluding short-term securities)                      112%         188%          145%            153%          179%

Total returne                                        (4.09%)       5.45%        (2.42%)         39.12%         4.04%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 2000 (Unaudited).
c Adjusted to an annual basis
d Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.



Fiscal period ended July 31,

Per share income and capital changesa

                                                  Class B                                               Class Y

                                 2000b    1999     1998     1997     1996              2000b    1999     1998      1997    1996

Net asset value,
beginning of period             $10.65   $10.90   $12.82   $10.63   $13.12             $11.07  $11.20   $13.03    $10.73  $13.17

Income from investment operations:

Net investment  income (loss)     (.07)    (.14)    (.11)    (.11)     --               (.02)    (.05)    (.03)     (.01)    .07

Net gains (losses) (both
realized and unrealized)          (.41)     .60     (.25)    3.89     .31               (.43)     .63     (.24)     3.95     .34

Total from investment operations  (.48)     .46     (.36)    3.78     .31               (.45)     .58     (.27)     3.94     .41

Less distributions:

Dividends from net
investment income                   --       --       --       --    (.06)                --       --       --      (.05)   (.11)

Distributions from realized
gains                             (.28)    (.71)   (1.56)   (1.59)  (2.74)              (.28)    (.71)   (1.56)    (1.59)  (2.74)

Total distributions               (.28)    (.71)   (1.56)   (1.59)  (2.80)              (.28)    (.71)   (1.56)    (1.64)  (2.85)

Net asset value, end of period  $ 9.89   $10.65   $10.90   $12.82  $10.63             $10.34   $11.07   $11.20    $13.03  $10.73

Ratios/supplemental data

Net assets, end of period
(in millions)                     $124     $153     $141     $101     $43                $79      $83      $83       $72     $52

Ratio of expenses to
average daily  net assetsd       1.81%c   1.82%    1.79%    1.90%    1.74%              .88%c    .96%     .96%      .98%    .81%

Ratio of net investment
income (loss) to average
daily net assets               (1.23%)c  (1.30%)  (1.04%)  (1.10%)   (.10%)            (.29%)c  (.44%)   (.22%)    (.17%)   .61%

Portfolio turnover rate
(excluding short-term
securities)                      112%      188%     145%     153%     179%              112%     188%     145%      153%    179%

Total returne                  (4.49%)    4.65%   (3.16%)  38.06%    3.24%            (3.99%)   5.55%   (2.34%)   39.32%   4.20%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 2000 (Unaudited).
c Adjusted to an annual basis.
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.


Investments in Securities

AXP Discovery Fund, Inc.
Jan. 31, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (88.0%)
Issuer                                                                                Shares                  Value(a)

Aerospace & defense (1.4%)
L-3 Communications Holdings                                                          275,000(b)             $11,068,750

Airlines (1.5%)
Atlantic Coast Airlines Holdings                                                     600,000(b)              10,837,500
Aviation Sales                                                                       159,000(b,g,e)           1,361,438
Total                                                                                                        12,198,938

Automotive & related (6.8%)
Dura Automotive Systems Cl A                                                       1,675,000(b,e)            26,800,000
Gentex                                                                               900,000(b)              27,000,000
Total                                                                                                        53,800,000

Chemicals (2.4%)
MacDermid                                                                            275,000                  9,350,000
Pall                                                                                 550,000                 10,140,625
Total                                                                                                        19,490,625

Commercial finance (3.6%)
Finova Group                                                                         900,000                 29,081,250

Communications equipment & services (1.2%)
Carrier Access                                                                       175,000(b)               7,700,000
CommScope                                                                             50,800(b)               1,933,575
Total                                                                                                         9,633,575

Computers & office equipment (16.3%)
Acxiom                                                                               275,000(b)               6,969,531
Cognex                                                                                50,000(b)               2,037,500
Concentric Network                                                                   700,000(b,d)            29,662,499
Concord Communications                                                               200,000(b)               7,375,000
Data Return                                                                           40,000(b)               2,325,000
Hadco                                                                                250,000(b)               9,937,500
MedQuist                                                                             225,000(b)               4,485,938
Navigant Consulting                                                                1,000,000(b,d)            10,625,000
NVIDIA                                                                               275,000(b,d,g)          10,192,188
Paradyne Networks                                                                    300,000(b)               8,100,000
Profit Recovery Group Intl                                                           325,000(b)               8,815,625
Project Software & Development                                                        50,000(b)               2,362,500
RadiSys                                                                              150,000(b)               6,112,500
Tanning Technology                                                                    10,000(b)                 436,250
Transaction Systems Architects Cl A                                                  650,000(b)              13,974,999
Wind River Systems                                                                   185,000(b)               5,480,625
Total                                                                                                       128,892,655

Electronics (3.8%)
C&D Technologies                                                                     250,000                 10,218,750
Tektronix                                                                            200,000                  8,112,500
Veeco Instruments                                                                    225,000(b,d)            12,346,875
Total                                                                                                        30,678,125

Energy (4.1%)
Chieftain Intl                                                                       650,000(b,c)            11,131,250
Pogo Producing                                                                       450,000                 10,153,125
Stone Energy                                                                         300,000(b)              11,175,000
Total                                                                                                        32,459,375

Energy equipment & services (6.4%)
Hanover Compressor                                                                   250,000(b)               9,906,250
Jacobs Engineering Group                                                           1,000,000(b)              29,500,000
Rowan Companies                                                                      500,000(b,d)            11,343,750
Total                                                                                                        50,750,000

Financial services (6.8%)
AmeriCredit                                                                          750,000(b)              12,281,250
Metris Companies                                                                   1,150,000(d)              42,118,750
Total                                                                                                        54,400,000

Food (4.0%)
U.S. Foodservice                                                                   1,750,000(b)              31,609,375

Health care (3.7%)
Alpharma Cl A                                                                        325,000(d)              11,050,000
Priority Healthcare Cl B                                                             300,000(b)               8,681,250
Sybron Intl                                                                          425,000(b)               9,801,563
Total                                                                                                        29,532,813

Health care services (2.5%)
Eclipsys                                                                             400,000(b,d)            10,025,000
Renal Care Group                                                                     400,000(b)               9,825,000
Total                                                                                                        19,850,000

Industrial equipment & services (5.2%)
Roper Inds                                                                           700,000                 23,493,750
UCAR Intl                                                                            800,000(b,d)            18,050,000
Total                                                                                                        41,543,750

Insurance (0.2%)
Reinsurance Group of America                                                          79,900                  1,767,788

Media (1.1%)
Citadel Communications                                                               175,000(b)               8,750,000

Miscellaneous (0.2%)
JNI                                                                                   32,500(b)               1,929,688

Multi-industry conglomerates (6.0%)
Pentair                                                                              975,000                 32,662,500
PFSweb                                                                               100,000(b,g)             3,412,500
Zebra Technologies Cl A                                                              200,000(b,d)            11,837,500
Total                                                                                                        47,912,500

Restaurants & lodging (1.2%)
Papa John's Intl                                                                     400,000(b)               9,950,000

Retail (6.7%)
99 Cents Only Stores                                                                 300,000(b)              10,500,000
InterTAN                                                                             900,000(b,c)            10,181,250
Linens `N Things                                                                   1,650,000(b)              32,381,250
Total                                                                                                        53,062,500

Transportation (1.4%)
USFreightways                                                                        300,000                 10,912,500

Utilities -- telephone (1.5%)
Intermedia Communications                                                            275,000(b)              11,825,000

Total common stocks
(Cost: $703,120,205)                                                                                       $701,099,207


Options purchased (1.7%)
Issuer                              Shares                 Exercise               Expiration                  Value(a)
                                                             price                   date

Calls
Cardinal Health                      250,000                 $50                   June 2000                 $1,750,000
Cardinal Health                      500,000                  55                   June 2000                  2,531,250
Family Dollar Stores                 500,000                  15                   July 2000                  1,781,250
Family Dollar Stores               1,500,000                  18                   July 2000                  3,750,000
Kinder Morgan                        300,000                  20                    May 2000                  2,062,500
Sungard Data                         300,000                  23                  April 2000                  2,081,250

Total options purchased
(Cost: $14,540,495)                                                                                         $13,956,250

Short-term securities (9.6%)
Issuer                                                     Annualized               Amount                    Value(a)
                                                          yield on date           payable at
                                                           of purchase             maturity

U.S. government agencies (9.0%)
Federal Home Loan Bank Disc Nts
    02-23-00                                                     5.59%              $200,000                   $199,182
    02-25-00                                                     5.58              5,900,000                  5,877,239
    03-24-00                                                     5.83              1,400,000                  1,387,611
    03-29-00                                                     5.68             26,200,000                 25,950,109
    04-07-00                                                     5.72             11,100,000                 10,977,703
Federal Home Loan Mtge Corp Disc Nts
    02-01-00                                                     5.53              1,000,000                    999,833
    02-08-00                                                     5.61              1,200,000                  1,198,381
    02-24-00                                                     5.62                300,000                    298,699
Federal Natl Mtge Assn Disc Nts
    02-04-00                                                     5.54                600,000                    599,585
    02-17-00                                                     5.65              1,800,000                  1,794,557
    03-02-00                                                     5.64              2,100,000                  2,089,432
    03-09-00                                                     5.83                700,000                    695,667
    04-27-00                                                     5.91             20,000,000                 19,718,216
Total                                                                                                        71,786,214

Commercial paper (0.6%)
Alcoa
    02-17-00                                                     5.65                900,000                    897,607
Corporate Receivables
    04-04-00                                                     5.89              2,000,000(f)               1,979,271
Ford Motor Credit
    03-03-00                                                     5.56                500,000                    497,361
General Electric Capital
    03-17-00                                                     5.78                500,000                    496,186
Merrill Lynch
    02-11-00                                                     5.94                700,000                    698,653
Total                                                                                                         4,569,078

Total short-term securities
(Cost: $76,387,582)                                                                                         $76,355,292

Total investments in securities
(Cost: $794,048,282)(h)                                                                                    $791,410,749



Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2000, the value of foreign securities represented 2.67% of net assets.

(d) At Jan. 31, 2000, securities valued at $32,499,999 were held to cover open call options written as follows:

Issuer                                   Shares               Exercise                 Expiration            Value(a)
                                                                price                     date

Alpharma Cl A                              25,000                $30                    Feb. 2000         $   107,813
Alpharma Cl A                              25,000                 35                    Feb. 2000              32,813
Concentric Network                        300,000                 35                    Feb. 2000           2,343,750
Concentric Network                         50,000                 40                    Feb. 2000             190,625
Concentric Network                         50,000                 45                    Feb. 2000              71,875
Eclipsys                                   50,000                 25                    Feb. 2000              98,437
Metris Companies                          150,000                 35                    Feb. 2000             440,625
Navigant Consulting                       100,000                 13                   March 2000             100,000
NVIDIA                                     25,000                 40                    Feb. 2000              48,437
Rowan Companies                            50,000                 23                    Feb. 2000              71,875
UCAR Intl                                  50,000                 23                    Feb. 2000              81,250
Veeco Instruments                          25,000                 50                    Feb. 2000             162,500
Zebra Technologies Cl A                    25,000                 60                    Feb. 2000              61,719
Total                                                                                                      $3,811,719

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Jan. 31, 2000 are as follows:

Issuer                        Beginning          Purchase        Sales           Ending      Dividend        Value(a)
                                 cost              cost           cost            cost        income

Aviation Sales                $29,995,932       $6,976,583    $32,229,171       $4,743,344     $--           $1,361,438

Dura Automotive
  Systems Cl A                 41,599,228        5,116,250      1,068,750       45,646,728      --           26,800,000
                               ----------        ---------      ---------       ----------    ----           ----------

Total                         $71,595,160      $12,092,833    $33,297,921      $50,390,072     $--          $28,161,438


(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(g) Security is partially or fully on loan. See Note 6 to the financial statements.

(h) At Jan. 31, 2000, the cost of securities for federal income tax purposes was approximately $794,048,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                      $91,354,000
Unrealized depreciation                                      (93,991,000)
                                                             -----------
Net unrealized depreciation                                  $(2,637,000)

American
  Express(R)
Funds

AXP Discovery Fund
200 AXP Financial Center
Minneapolis, MN 55474

TICKER SYMBOL
Class A: INDYX Class B: IDIBX Class Y: IDVYX


                                                                PRSRT STD AUTO
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 SPENCER, IA
                                                                PERMIT NO. 85





Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                              AMERICAN EXPRESS

                                                                S-6458 N (3/00)